Intangible Assets	12 Months Ended
Dec. 31, 2014
Intangible Assets

5. Intangible Assets

As of the respective dates shown, intangible assets consisted of the following:

	December 31,
	2014	2013
	(in thousands)
Patents	$296	$296
Less: accumulated amortization	(296)	(199)

Total	$—	$97

Intangible assets consisted of licensed patent rights assigned to the Company by Layton Bioscience, Inc. in 2002, which had an original value to the Company of $296,000. During 2014, as a result of recent clinical trial failures of a compound, the licensed patent rights of which were assigned to Targacept, the Company determined the intangible assets were impaired and recorded an expense for the full remaining carrying value in general and administrative expenses.